UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2009
Date of Report (Date of earliest event reported)

SOMBRIO CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52667	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

311 Tawny Road, Sarnia
Ontario, Canada		N7S 5K1
(Address of principal executive offices)		(Zip Code)

519-542-1229
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 10, 2009, the Company dismissed Jorgensen & Co., as the Company’s independent registered public accounting firm and the Company engaged Mr. John Kinross-Kennedy, CPA, as its new independent registered public accounting firm. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a) Previous independent registered public accounting firm:

(i)

Subject to the sentence immediately following, the audit report of Jorgensen & Co. on the financial statements for the fiscal year ended October 31, 2008 and for the period from inception on March 31, 2006 through October 31, 2007, did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles. Notwithstanding the foregoing, the audit report of Jorgensen & Co. on the financial statements for the fiscal year ended October 31, 2008 and for the period from inception on March 31, 2006 through October 31, 2007 did, however, contain an explanatory paragraph relating to the uncertainty of the Company’s ability to continue as a going concern.

(ii)	The Board of Directors of the Company participated in and approved the decision to change independent accountants.

(iii)

In connection with its audit of the Company’s financial statements for the fiscal year ended October 31, 2008, the period from inception on March 31, 2006 through October 31, 2007, there were no disagreements with Jorgensen & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jorgensen & Co., would have caused them to make reference thereto in their report on the financial statements for such periods.

(iv)	During the two most recent fiscal years and through March 10, 2008, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has requested that Jorgensen & Co. furnish it with a letter addressed to the SEC stating whether it agrees with the Company’s statements in this Item 4.01. This letter is included as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b) New independent registered public accounting firm:

The Company has engaged Mr. John Kinross Kennedy as its new independent registered public accounting firm, as of March 10, 2009, to replace Jorgensen & Co.. During the two most recent fiscal years and through March 10, 2009, the Company has not consulted with John Kinross-Kennedy regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions in Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit	Description
16.1	Letter of Jorgensen & Co. dated March 11 2009.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMBRIO CAPITAL CORP.

Date: March 12, 2009	By:	/s/ Ken MacAlpine
Ken MacAlpine
President and Chief Executive Officer